WORLD TRADE NETWORK, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

WORLD TRADE NETWORK, INC.
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheets as of December 31, 2003 and 2002	2

Statements of Operations for the Years Ended
December 31, 2003 and 2002	3

Statements of Changes in Stockholders’ Equity (Deficit) for the
Years Ended December 31, 2003 and 2002	4

Statements of Cash Flows for the Years Ended
December 31, 2003 and 2002	5

Notes to Financial Statements	6-12

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
World Trade Network, Inc.
Houston, Texas

We have audited the accompanying balance sheets of World Trade Network, Inc. (the “Company”) as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders’ (deficit), and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Trade Network, Inc. as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders’ equity (deficit), and cash flows for the years ended in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbbsboro, New Jersey

November 21, 2004
MEMBER OF:       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

WORLD TRADE NETWORK, INC.
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
CURRENT ASSETS
Cash	$4,728	$76,021
Accounts receivable	33,078	40,367
Income tax receivable	2,820	3,720
Prepaid expenses	53,150	66,274
Total current assets	93,776	186,382

Fixed assets, net	238,086	501,797
Security deposits	16,784	16,784
Intangible assets, net	-	85,114
TOTAL ASSETS	$348,646	$790,077

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$145,992	$151,885
Deferred revenue	499,007	587,503
Current portion of long-term debt	77,248	162,204
Total current liabilities	722,247	901,592

Long-term debt, net of current maturities	45,381	122,629
Loans from shareholder	484	11,984
TOTAL LIABILITIES	768,112	1,036,205

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock Class A, $.01 par value; 10,000,000 shares authorized;
900 shares issued and outstanding	9	9
Common stock Class B, $.01 par value; 100,000,000 shares authorized;
zero shares issued and outstanding	-	-
Additional paid-in capital	99,991	99,991
Accumulated deficit	(519,466)	(346,128)
Total stockholders' equity (deficit)	(419,466)	(246,128)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$348,646	$790,077

The accompanying notes are an integral part of these financial statements.

- 2 -

WORLD TRADE NETWORK, INC.
STATEMENTS OF OPERATION
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002

REVENUE	$3,543,871	$4,451,395

COSTS OF GOODS SOLD	1,530,271	1,705,372

GROSS PROFIT	2,013,600	2,746,023

OPERATING EXPENSES
Selling, general and administrative	1,827,210	2,485,595
Depreciation & amortization	348,825	472,936
Total operating expenses	2,176,035	2,958,531

NET LOSS FROM OPERATIONS	(162,435)	(212,508)

OTHER INCOME (EXPENSE)
Interest expense	(11,443)	(25,424)
Interest income	540	1,479
Loss on sale of assets	-	(40)
Total other income (expense)	(10,903)	(23,985)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(173,338)	(236,493)

Provision for income taxes	-	-

NET LOSS	$(173,338)	$(236,493)

The accompanying notes are an integral part of these financial statements.

- 3 -

WORLD TRADE NETWORK, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	Class A	Class A	Class B	Class B
	Common Shares	Common Stock	Common Shares	Common Stock	Additional	Accumulated
	Issued	Value	Issued	Value	Paid-in-Capital	(Deficit)	Total

Balance at January 1, 2002	900	$9	-	$-	$99,991	$(109,635)	$(9,635)

Net loss for the year	-	-	-	-	-	(236,493)	(236,493)
Balance - December 31, 2002	900	9	-	-	99,991	(346,128)	(246,128)

Net loss for the year	-	-	-	-	-	(173,338)	(173,338)
Balance - December 31, 2003	900	$9	-	$-	$99,991	$(519,466)	$(419,466)
The accompanying notes are an integral part of these financial statements.

- 4 -

WORLD TRADE NETWORK, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(173,338)	$(236,493)

Adjustments to reconcile net loss to net cash
(used in) operating activities
Depreciation and amortization	348,825	472,936
Loss from the sale of fixed assets	-	40
Changes in operating assets and liabilities:
Decrease in accounts receivable	8,189	6,950
(Increase) decrease in prepaid and other assets	13,124	(27,636)
(Decrease) in deferred revenue	(88,496)	(44,890)
Increase (decrease) in accounts payable and accrued expenses	(17,394)	38,251
Total adjustments	264,248	445,651

Net cash provided by operating activities	90,910	209,158

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of fixed assets	-	(230)
Proceeds from the sale of fixed assets	-	2,200
Net cash provided by investing activities	-	1,970

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt	(162,204)	(149,468)
Net cash (used in) financing activities	(162,204)	(149,468)

Net increase (decrease) in cash and cash equivalents	(71,294)	61,660

Cash and cash equivalents, beginning of year	76,021	14,362

Cash and cash equivalents, end of year	$4,728	$76,021

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During the year, cash was paid for the following:
Income taxes	$-	$-
Interest	$11,443	$25,424

The accompanying notes are an integral part of these financial statements.

- 5 -

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

NOTE 1 -NATURE OF BUSINESS

World Trade Network, Inc. (the “Company”) was incorporated in the State of Texas in March 1995.

The Company offers high-speed Internet access, web design, management and storage services for individuals and businesses, with a full range of connections including ISDN, ADSL, SDSL, Dialup and T1. The Company provides Internet service to over 40,000 customers in the Houston area.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

There were no cash equivalents as of December 31, 2003 and 2002. The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Fixed Assets

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally five to thirty-nine years.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The Company, in its acquisition of DIALACCESS-ISP, Inc.’s customer base, elected to amortize the $400,000 purchase price over three years, beginning in August 2000. The intangible asset, which is included on the December 31, 2003 and 2002 balance sheets, was fully amortized as of December 31, 2003. Amortization expense for the years ended December 31, 2003 and 2002 was $85,114 and $133,333, respectively.

 Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

Revenue Recognition

Internet service subscription revenues are recognized over the period that services are provided. The Company generally bills for Internet access service on the terms that range from one month to one year in advance. Monthly access fees are not prorated, and refunds are not given for partial months. Therefore, revenues for the first month of service paid in advance are recognized at the inception of the service month. Revenues for terms of service greater than one month that are paid in advance are deferred and amortized over the period in which the services are provided.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002. Costs incurred for the years ended December 31, 2003 and 2002 were $43,906 and $64,730.

Earnings (loss) Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations, their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 -PREPAID EXPENSES

Prepaid expenses primarily consists of internet access charges of $46,531 and $64,048 as of December 31, 2003 and 2002.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 4 -FIXED ASSETS
 Fixed assets as of December 31, 2003 and 2002 were as follows:

	2003	2002
Computer and office equipment	1,928,968	1,928,968
Furniture and fixtures	64,436	64,436
Leasehold improvements	16,749	16,749
	2,010,153	2,010,153
Less accumulated depreciation and amortization	(1,772,067)	(1,508,356)

Fixed assets, net	$238,086	$501,797

Depreciation and amortization expense was $ 263,711 and $ 339,603 for the years ended December 31, 2003 and 2002, respectively.

NOTE 5 - LONG-TERM DEBT

        Long-term debt at December 31, 2003 and 2002 consists of the following:

	2003	2002

Bank loan, principal amount of $300,000 at 5.75%
interest, due June 28, 2004, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $6,191.	$31,239	$101,455

Bank loan, principal amount of $150,000 at 5.00%
interest, due July 16, 2006, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $3,032.	78,385	109,780

Bank loan, principal amount of $250,000 at 5.00%
interest, due March 15, 2004, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $5,134.	13,005	73,598

	122,629	284,833
Less: current maturities	(77,248)	(162,204)

Long-term debt, net of current maturities	$45,381	$122,629

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 5 - LONG-TERM DEBT (CONTINUED)

Maturities over the next five years and in the aggregate are as follows:

Years Ending December 31:

2004	$77,248
2005	32,551
2006	12,830
2007	-
2008	-
$122,629

NOTE 6 -    STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was incorporated as a Texas corporation in March 1995.

Common Stock

The Company has two classes of voting common stock, Class A and Class B.

As of December 31, 2003 and 2002, the Company has 10,000,000 shares of
Class A common stock authorized with a par value of $.01 and 900 shares issued and outstanding.

As of December 31, 2003 and 2002, the Company has 100,000,000 shares of Class B common stock authorized with a par value of $.01 and zero shares issued and outstanding.

There were no stock transactions during the years ended December 31, 2003 and 2002, respectively.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 7 - PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on the anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2003 and 2002, deferred tax assets consisted of the following:

	2003	2002
Deferred tax assets	$155,840	$103,838
Less: Valuation allowances	(155,840)	(103,838)
	$-0-	$-0-

At December 31, 2003 and 2002, the Company had accumulated deficits in the approximate amounts of $519,466 and $346,128, respectively available to offset future taxable income through the year 2023. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future periods.

NOTE 8 -	COMMITMENTS

    Operating Lease Commitments

The Company leases multiple office spaces throughout the region under operating leases varying from six-month to five-year commitments. The leases are set to begin expiring in February 2004. The Company has been renewing these leases as they come to expire for additional six-month to five-year terms.

Rent expense for the years ended December 31, 2003 and 2002 was $310,822 and $269,451 respectively.

Future minimum lease payments under these leases at December 31, were as follows:

2004	$290,479
2005	279,899
2006	22,400

$592,778

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 9 - RELATED PARTY TRANSACTIONS

The loan payable represents advances from the Company’s President. These loans are interest-free, and were paid in full as of June 30, 2004. The balance due to the officer at December 31, 2003 and 2002 was $484 and $11,984, respectively.

NOTE 10 - SUBSEQUENT EVENT

The Company was acquired on September 15, 2004, for $2,200,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,200,000 in cash; one convertible note for $250,000, due March 15, 2006 at a rate of interest of 3% or convertible into shares of Mobilepro Corp. (the parent of DFW Internet Services, Inc.); a second note for $250,000 payable in four quarterly payments with interest at 6% commencing December 15, 2004; and the remaining balance was satisfied through the assumption of the Company’s liabilities amounting to approximately $500,000.

- 12 -

WORLD TRADE NETWORK, INC.
REVIEWED FINANCIAL STATEMENTS
AUGUST 31, 2004 AND 2003

WORLD TRADE NETWORK, INC.
INDEX TO REVIEWED FINANCIAL STATEMENTS
AUGUST 31, 2004 AND 2003

Page(s)

Report of Independent Registered Public Accounting Firm	1

Reviewed Financial Statements:

Balance Sheets as of August 31, 2004 and 2003	2

Statements of Operations for the Eight Months Ended
August 31, 2004 and 2003	3

Statements of Changes in Stockholders’ Equity (Deficit) for the
Eight Months Ended August 31, 2004 and 2003	4

Statements of Cash Flows for the Eight Months Ended
August 31, 2004 and 2003	5

Notes to Financial Statements	6-12

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
World Trade Network, Inc.
Houston, Texas

We have reviewed the accompanying balance sheets of World Trade Network, Inc. (the “Company”), as of August 31, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the eight months then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

November 22, 2004
MEMBER OF:       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

WORLD TRADE NETWORK, INC.
REVIEWED BALANCE SHEETS
AUGUST 31, 2004 AND 2003

	2004	2003
ASSETS

CURRENT ASSETS
Cash	$34,833	$58,356
Accounts receivable	28,969	39,128
Prepaid expenses	57,874	55,372
Total current assets	121,676	152,856

Fixed assets, net	116,596	310,284
Security deposits	16,784	16,784
TOTAL ASSETS	$255,056	$479,924

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$255,791	$141,993
Current portion of long-term debt	33,789	88,313
Deferred revenue	416,363	514,143
Total current liabilities	705,943	744,449

Long-term debt	22,700	89,068
Loans from shareholder	-	3,484
TOTAL LIABILITIES	728,643	837,001

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock Class A, $.01 par value; 10,000,000 shares authorized;	9	9
900 shares issued and outstanding
Common stock Class B, $.01 par value; 100,000,000 shares authorized;
zero shares issued and outstanding
Additional paid-in capital	99,991	99,991
Accumulated deficit	(573,587)	(457,077)

Total stockholders' equity (deficit)	(473,587)	(357,077)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$255,056	$479,924

The accompanying notes are an integral part of these financial statements.

- 2 -

WORLD TRADE NETWORK, INC.
REVIEWED STATEMENTS OF OPERATION
FOR THE EIGHT MONTHS ENDED AUGUST 31, 2004 AND 2003

	2004	2003

REVENUE	$1,948,267	$2,488,553

COSTS OF GOODS SOLD	941,834	1,083,168

GROSS PROFIT	1,006,433	1,405,385

OPERATING EXPENSES
Selling, general and administrative	936,216	1,231,497
Depreciation & amortization	121,490	276,628
Total operating expenses	1,057,706	1,508,125

NET LOSS FROM OPERATIONS	(51,273)	(102,740)

OTHER INCOME (EXPENSE)
Interest expense	(3,009)	(8,636)
Interest income	161	427
Total other income (expense)	(2,848)	(8,209)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(54,121)	(110,949)

Provision for income taxes	-	-

NET LOSS	$(54,121)	$(110,949)

The accompanying notes are an integral part of these financial statements.

- 3 -

WORLD TRADE NETWORK, INC.
REVIEWED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE EIGHT MONTHS ENDED AUGUST 31, 2004 AND 2003

	Class A	Class A	Class B	Class B
	Common Shares	Common Stock	Common Shares	Common Stock	Additional	Accumulated
	Issued	Value	Issued	Value	Paid-in-Capital	(Deficit)	Total

Balance - January 1, 2003	900	$9	-	$-	$99,991	$(346,128)	$(246,128)
Net loss for the eight months	-	-	-	-	-	(110,949)	(110,949)
Balance - August 31, 2003	900	9	-	-	99,991	(457,077)	(357,077)
Balance - January 1, 2004	900	$9	-	$-	$99,991	$(519,466)	$(419,466)
Net loss for the eight months	-	-	-	-	-	(54,121)	(54,121)
Balance - August 31, 2004	900	$9	-	$-	$99,991	$(573,587)	$(473,587)
The accompanying notes are an integral part of these financial statements.

- 4 -

WORLD TRADE NETWORK, INC.
REVIEWED STATEMENTS OF CASH FLOWS
FOR THE EIGHT MONTHS ENDED AUGUST 31, 2004 AND 2003

	2004	2003
Cash Flows from Operating Activities
Net loss	$(54,121)	$(110,949)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and Amortization	121,490	276,628
Changes in operating assets and liabilities:
Decrease in accounts receivable	6,929	4,959
(Increase) decrease in prepaid and other assets	(4,724)	10,902
(Decrease) in deferred revenue	(82,644)	(73,360)
Increase (decrease) in accounts payable and accrued expenses	109,315	(18,393)
Total adjustments	150,366	200,736

Net cash provided by operating activities	96,245	89,787

Cash Flows from Financing Activities
Repayment of long-term debt	(66,140)	(107,452)
Net cash (used in) financing activities	(66,140)	(107,452)

Net increase (decrease) in cash and cash equivalents	30,105	(17,665)

Cash and cash equivalents - beginning of period	4,728	76,021

Cash and cash equivalents - end of period	$34,833	$58,356

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
During the year, cash was paid for the following:
Income taxes	$-	$-
Interest	$3,009	$8,636

The accompanying notes are an integral part of these financial statements.

- 5 -

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2004 AND 2003
NOTE 1 -NATURE OF BUSINESS

World Trade Network, Inc. (the “Company”) was incorporated in the State of Texas in March 1995.

The Company offers high-speed Internet access, web design, management and storage services for individuals and businesses, with a full range of connections including ISDN, ADSL, SDSL, Dialup and T1. The Company provides Internet service to over 40,000 customers in the Houston area.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

There were no cash equivalents as of August 31, 2004 and 2003. The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Fixed Assets

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally five to thirty-nine years.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The Company, in its acquisition of DIALACCESS-ISP, Inc.’s customer base, elected to amortize the $400,000 purchase price over three years, beginning in August 2000. The intangible asset, which is included on the August 31, 2004 and 2003 balance sheets, was fully amortized as of August 31, 2003. Amortization expense for the eight months ended August 31, 2004 and 2003 was $0 and $85,115, respectively.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

Revenue Recognition

Internet service subscription revenues are recognized over the period that services are provided. The Company generally bills for Internet access service on the terms that range from one month to one year in advance. Monthly access fees are not prorated, and refunds are not given for partial months. Therefore, revenues for the first month of service paid in advance are recognized at the inception of the service month. Revenues for terms of service greater than one month that are paid in advance are deferred and amortized over the period in which the services are provided.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of August 31, 2004 and 2003.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the eight months ended August 31, 2004 and 2003. Costs incurred for the eight months ended August 31, 2004 and 2003 were $9,226 and $31,209.

Earning (Loss) Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations, their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 -PREPAID EXPENSES

Prepaid expenses primarily consist of internet access charges of $54,496 and $53,196 as of August 31, 2004 and 2003.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 4 -FIXED ASSETS

          Fixed assets as of August 31, 2004 and 2003 were as follows:

	2004	2003
Computer and office equipment	1,928,968	1,928,968
Furniture and fixtures	64,436	64,436
Leasehold improvements	16,749	16,749
	2,010,153	2,010,153
Less accumulated depreciation	(1,893,557)	(1,699,869)
Fixed assets, net	$116,596	$310,284

Depreciation expense was $ 121,490 and $ 191,513 for the eight months ended August 31, 2004 and 2003, respectively.

NOTE 5-    LONG-TERM DEBT

Long-term debt at August 31, 2004 and 2003 consists of the following:

	2004	2003

Bank loan, principal amount of $300,000 at 5.75%
interest, due June 28, 2004, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $6,191.	$-	$55,095

Bank loan, principal amount of $150,000 at 5.00%
interest, due July 16, 2006, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $3,032.	56,489	89,068

Bank loan, principal amount of $250,000 at 5.00%
interest, due March 15, 2004, secured by substantially
all of the business assets. Monthly payments of
principal and interest of $5,134.	-	33,218

	56,489	177,381
Less: current maturities	(33,789)	(88,313)

Long-term debt, net of current maturities	$22,700	$89,068

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 5-LONG-TERM DEBT (CONTINUED)

Maturities over the next five fiscal years in the aggregate are as follows:

Years Ending August 31:
2005	$33,789
2006	23,830
2007	-
2008	-
2009	-

NOTE 6 -STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was incorporated as a Texas corporation in March 1995.

Common Stock

The Company has two classes of voting common stock, Class A and Class B.

As of December 31, 2003 and 2002, the Company has 10,000,000 shares of
Class A common stock authorized with a par value of $.01 and 900 shares issued and outstanding.

As of December 31, 2003 and 2002, the Company has 100,000,000 shares of Class B common stock authorized with a par value of $.01 and zero shares issued and outstanding.

There were no stock transactions during the eight months ended August 31, 2004 and 2003, respectively.

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 7 - PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on the anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At August 31, 2004 and 2003, deferred tax assets consisted of the following:

	2004	2003
Deferred tax assets	$172,076	$137,123
Less: Valuation allowances	(172,076)	(137,123)
	$-0-	$-0-

At August 31, 2004 and 2003, the Company had accumulated deficits in the approximate amounts of $573,587 and $457,077, respectively available to offset future taxable income through August 31, 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future periods.

NOTE 8 -	COMMITMENTS

Operating Lease Commitments

The Company leases spaces throughout the region with commitments varying from six months to five-years. The leases are set to begin expiring in November 2004. The Company has been renewing these leases as they come to expire for additional terms ranging from six months to five-years.

Rent expense for the years ended August 31, 2004 and 2003 was $205,827 and $206,562 respectively.

Future minimum lease payments under these leases at August 31, were as follows:

2005	$296,054
2006	123,500
2007	4,277

$423,831

WORLD TRADE NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
AUGUST 31, 2004 AND 2003

NOTE 9 - RELATED PARTY TRANSACTIONS

The loan payable represents advances from the Company’s President. These loans are interest-free, and were paid in full as of June 30, 2004. The balance due to the officer at August 31, 2003 was $3,484

NOTE 10 -SUBSEQUENT EVENT

The Company was acquired on September 15, 2004, for $2,200,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,200,000 in cash; one convertible note for $250,000, due March 15, 2006 at a rate of interest of 3% or convertible into shares of Mobilepro Corp. (the parent of DFW Internet Services, Inc.); a second note for $250,000 payable in four quarterly payments with interest at 6% commencing December 15, 2004; and the remaining balance was satisfied through the assumption of the Company’s liabilities amounting to approximately $500,000.

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